Exhibit 10.23

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO

COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT

DATED JANUARY 18, 2007

By and Between

AMBRX, INC.

and

ELANCO ANIMAL HEALTH

CONFIDENTIAL

THIS AMENDMENT AGREEMENT is made on the 13th day of February, 2009 (the “Amendment Effective Date”) by and between:

AMBRX, INC., a Delaware corporation (“AMBRX”), having a place of business at 10975 North Torrey Pines Road, La Jolla, California 92037;

and

ELI LILLY AND COMPANY, an Indiana corporation operation through its Elanco Animal Health division and having a principal place of business at 2001 W. Main Street, Greenfield, Indiana 46140 (“Elanco”).

RECITALS:

WHEREAS, AMBRX and Elanco entered into a Collaborative Research, License & Commercialization Agreement (Agreement), effective January 18, 2007, to collaborate on and to conduct research and development activities for commercialization of Products;

WHEREAS, capitalized terms used and not otherwise defined in this Amendment are used as defined in the Collaboration Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, the Parties agree to amend the Agreement and agree as follows:

1.	Section 1.11 of the Agreement shall be deleted and replaced with new Section 1.11 as follows:

1.11 “Elanco Compound” means any one or more of (a) [***] (as specifically defined in Exhibit B to this Agreement), (b) any polypeptides made in the Design & Development Program that are modifications or derivatives of a molecule described in part (a) of this definition, or (c) [***] through 12/31/2009 as specifically defined in Exhibit B to this Agreement. The Parties may mutually agree in writing to add additional development targets to the Design & Development Program, in which event “Elanco Compounds” shall also include such additional development targets and modifications and derivatives thereof made in the Design & Development Program.

2.	Exhibit A, Page 1, of the Agreement shall be deleted and replaced with new Exhibit A, Page 1, as follows:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

Ambrx Inc. / Elanco Animal Health

Collaborative Research, License & Commercialization Agreement

EXHIBIT A (page 1)

PRODUCT DEVELOPMENT PLAN

(The first draft must be consistent with the outline of scope of this project and responsibilities outline in this Exhibit A, and will be provided by the Project Team to the Steering Committee within 60 days of the completion of Elanco due diligence, with final approval by Steering Committee within 90 days after receipt of the first draft)

[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

3.	The Parties have agreed to amend Exhibit B (“Elanco Compounds”) to add [***] as follows:

[***]

[***]

All other terms, obligations, and conditions of the Agreement shall remain in full force and effect.

[Remainder of this page intentionally left blank]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers.

EXECUTED

Signed on behalf of	)
Eli Lilly and Company, operating through its	)
Elanco Animal Health division	)
by an authorized officer in the presence of:	)

/s/ Barbara J. Tracy	/s/ William C. Weldon
Signature of Witness	Signature of Authorized Officer

Barbara J. Tracy	William C. Weldon
Name of Witness (please print)	Name of Authorized Officer (please print)

March 2, 2009
Date Signed

Signed on behalf of	)
Ambrx, Inc.	)
by an authorized officer in the presence of:	)

/s/ Tara Brown	/s/ Stephen W. Kaldor, Ph.D.
Signature of Witness	Signature of Authorized Officer

Tara Brown	Stephen W. Kaldor, Ph.D.
Name of Witness (please print)	President and Chief Executive Officer

February 13, 2009
Date Signed

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